Commitments & Contingencies	12 Months Ended
Oct. 31, 2012
Commitments and Contingencies [Abstract]
Commitments & Contingencies

Note 13 – Commitments & Contingencies

Operating Leases

The Company renewed its annual lease agreement for its office and laboratory space in Newark, New Jersey.  The lease term was for the twelve months September 1, 2011 to August 31, 2012.  The monthly rent is $3,019 per month.  The Company is currently renting the office and laboratory on a month to month basis at the same rate.

On November 1, 2011, the Company rented executive office space in Morristown, New Jersey for a period of one year.  The monthly rent was $4,998 per month.  Effective September 1, 2012 the Company reduced the size of the rental space to and rent $2,651 per month.  The Company arranged for a three month extension of the rental agreement which expires on January 31, 2013, at which time it plans to vacate the space.

The following table summarizes the Company’s future minimum lease payments under operating leases agreements for the one year subsequent to October 31, 2012:

Year Ended:
October 31, 2013	$7,953

Rent expense for fiscal years ended October 31, 2012 and 2011 was $79,374 and $23,578, respectively.

Litigation

On November 26, 2012, the Company filed a complaint against Raj Pamani, a shareholder and former director of the Company in the Superior Court of New Jersey Essex County: Chancery Division (“the Complaint”).  Included also as defendants were several entities to which in 2009 the Company awarded approximately 13 million shares of its common stock in consideration for consulting contracts which the Company has concluded were fraudulently induced and were later deemed to be worthless (the “Defendant Entities”).  By causing the Company to enter into the contracts to its detriment in favor of Mr. Pamani’s and the Defendant Entities self-enrichment, the Company seeks to recover damages incurred from the actions of Mr. Pamani and the Defendant Entities as a result of self-dealing, breach of fiduciary duty, breach of loyalty and fraud.  As this matter unfolds, the Company may pursue and recover damages incurred from other parties that come to its attention for their participation.

On August 1, 2012, the Company filed a complaint for declaratory judgment against Vinfluence in the United States District Court for the Southern District of New York (“the Complaint”).  Due to issues and disagreements under the contracts, the Company seeks to cancel and/or rescind the contracts, and to prevent actual damages from occurring.   In doing so, we seek a declaratory judgment from the court that 1.) all five contracts between the Company and Vinfluence should be read together as one integrated contract; 2.) Vinfluence did not exercise the Option, as defined in the Agreement to License Invention (“License Agreement”), and that the Option has expired; and 3.) New York is the proper forum for disputes.  In response, on December 24, 2012, Vinfluence filed a Statement of Claim in the Supreme Court of South Wales in Sydney Australia (“the “Vinfluence Claim”).  The Vinfluence Claim seeks monetary damages and alleges several breaches of contract under the License Agreement most importantly that 1.) Vinfluence performed its obligations and supplied adequate consideration for both the license for their Territory and for the Optioned Territory (as defined in the License Agreement); and BioNeutral failed to deliver on all of its obligations.  The Company and Vinfluence have been negotiating and an agreement in principle has been reached the details of which are being incorporated in a written agreement.  Among other provisions, the “Agreement to Assign and Settle Debt” and the “Agreement to Assign and Settle Notes” would be terminated and a certain amount of shares provided to Vinfluence under such agreements would be returned to the Company.  In addition, the License Agreement would be terminated and replaced by a Distribution Agreement pursuant to which Vinfluence would receive distribution rights in certain Asian-Pacific countries.  In the event that the agreement in principle cannot be finalized, the Company will vigorously pursue the matter in court.

On October 1, 2009, the SEC issued a formal order of investigation to the Company regarding possible securities laws violations by us and other persons.  The investigation concerns the process by which the Company became a publicly traded entity, trading in the Company’s shares, and disclosure and promotion of developments in the Company’s business.  The SEC has requested that the Company deliver certain documents to the SEC.  The Company has, and will continue to fully cooperate with the SEC with respect to its investigation.

The Company has incurred, and may continue to incur costs that may be significant in responding to such investigation.  Any adverse findings by the SEC in connection with such investigation could have a material adverse impact on the Company's business, including the Company's ability to continue to operate as a publicly traded company.

In April 2005, the Company filed in the US Patent and Trademark Office (the “USPTO”) an application for the registration of the trademarks BioNeutral™, Ogiene® and Ygiene®, based on its intent to use each of these marks in commerce.  In April 2006, the USPTO issued notices of allowance signifying that each of these trademarks was entitled to registration after timely submission of statements of use, including evidence that such trademarks have been properly used in commerce.  From June through November of 2008, however, the Company’s applications for each of these trademarks were declared abandoned by the USPTO, since the Company inadvertently failed to timely file the appropriate statements of use with respect to each trademark within the six-month period from the date the USPTO issued the respective notices of allowance.  In July 2009, the Company again submitted applications for each of these trademarks as well as the Company’s tagline SCIENCE TO SAVE LIVES & PROTECT THE ENVIRONMENT®; however, the Company learned that PURE Bioscience, a company focused on the development and commercialization of bioscience products, had filed application for the registration of the trademarks BioNeutral™ and Ygiene® prior to the Company’s resubmission of its applications.  Subsequently in 2011, the Company received trademark registration from the USPTO for Ygiene®, Ogiene® and the Company’s tagline SCIENCE TO SAVE LIVES & PROTECT THE ENVIRONMENT®. The Company intends to pursue with the Trademark Trial and Appeal Board an opposition to PURE Bioscience's application with respect to BioNeutral™. The Company cannot assure you that it will be successful with such opposition on a timely basis, if at all.  In May 2011, the Company received notice that PURE Bioscience filed a petition with the USPTO for cancellation of the Company’s Ygiene® registration.  The Company intends to pursue a vigorous opposition to the petition for cancellation; however the Company cannot assure you that it will be successful with such opposition on a timely basis, if at all.

Other than the foregoing, the Company is not a party to, and none of the Company’s property is the subject of, any pending legal proceedings other than routine litigation that is incidental to the Company’s business.

Employment Agreements

On July 9, 2012, the Company announced that, effective July 2, 2012, Mr. Mark Lowenthal, a member of the Company’s Board of Directors, has agreed to serve as the Company's President and Chief Executive Officer. The term of Mr. Lowenthal's employment shall be indefinite. Mr. Lowenthal's compensation shall consist of a $300,000 per annum base salary, except that Mr. Lowenthal shall receive a base salary of $150,000 per annum, with the remainder being deferred until such time as the Company has at least $4,000,000 in gross revenues or raises at least $3,000,000 in financing. Mr. Lowenthal shall also be entitled to a bonus in an amount not to exceed 25% of his base salary in the event that the Company reaches certain performance goals. Mr. Lowenthal shall also be granted options to purchase 5% of the outstanding capital stock of the Company at a price of $0.10 per share, which options shall vest at an annualized rate of 25% per year. Mr. Lowenthal shall also be entitled to a one-time success fee in the amount of $5,000,000 if the Company is sold or merged during the term of his employment, provided that the Company is valued at $100,000,000 or more in connection with such sale or merger (if the value is between $75,000,000 and $99,999,999.99 then the success fee will be pro-rated).  Andy Kielbania, who was the Company's Interim Chief Executive Officer, will be the Company's Chief Technology Officer going forward.

Other Contingencies

Approximately 4.8 million shares issued in the Share Exchange were issued by the then transfer agent to stockholders of BioLabs for whom the Company does not have records as having consented to the Share Exchange. The Company currently holds approximately 92% of the outstanding interests in its subsidiary, BioLabs. The Company did not receive consents to the Share Exchange from all common and preferred shareholders of BioLabs, and the Company has accounted for those shareholders who did not sign consents as holders of the remaining 8% outstanding interests in BioLabs. The Share Exchange consents did not specify the number of shares of BioLabs common stock to be exchanged by the consenting shareholder and did not affirmatively make the representation and warranties to be made by our stockholders as set forth in the Share Exchange. In light of such omissions, there can be no assurances that a shareholder will not challenge the validity of its consent and request a rescission offer in respect of shares of common stock issued to such person. There can also be no assurances that in light of the content of such Shareholder consent, the Company had a basis for a valid private placement of its common stock issued in the Share Exchange, which if such were the case, may negatively affect our status as a publicly traded company.

In addition, the Company believes that the shareholders who consented to the Share Exchange and were issued shares of Company common stock failed to deliver the stock certificates representing their shares of common stock and Series A Preferred Stock of BioLabs and may claim they also have an ownership interest in BioLabs. Although the Company would challenge any such claims, it cannot assure investors that it would prevail, in which case the Company’s percentage ownership interest in BioLabs would decrease.

Searchhelp, Inc. Royalty Rights

On February 3, 2004, the Company’s subsidiary, Environmental Commercial Technology, Corp. (“ECT”), entered into an agreement with Searchhelp, Inc. (“Searchhelp”).  Searchhelp paid cash and issued shares of its common stock and stock warrants to ECT in order to acquire a royalty equal to 5% of the gross sales of a product ECT was developing (the “U.S. Product”).  The U.S. Product, which has not been commercially released and has not been approved by the U.S. Environmental Protection Agency ("EPA"), was intended to prevent the growth of mold and fungus.  The Company has determined that for reasons based on the underlying science, the U.S. Product cannot be approved by the EPA.  As a result, the U.S. Product is not commercially viable for the production of revenue.  The agreement with Searchhelp was for a 5 ½ year term, commencing on the first quarter in which the royalty payments to Searchhelp have aggregated to $50,000.  The U.S. Product has not produced revenue and therefore the Company is under no obligation to make royalty payments.  With respect to the consideration paid in the form of cash and issued shares by Searchhelp to ECT, repayment is contingent to the extent that the Company has materially modified the underlying license agreements.  The Company has not modified the underlying license agreements, and as such, is under no obligation to return the consideration of cash and shares.  Accordingly, no liability has been recorded.  The Company reached these conclusions based on recent internal review of the underlying agreements and products related thereto.